[Ropes & Gray Letterhead Appears Here]

June 30, 2004	Gail B. Spayde (617) 951-7567 gspayde@ropesgray.com

By EDGAR

Securities and Exchange Commission

Division of Investment Management

450 Fifth Street, N.W.

Washington, D.C. 20549-0505

Re:	PIMCO Funds: Multi-Manager Series (Registration Nos. 33-36528 and 811-6161)

Ladies and Gentlemen:

On behalf of PIMCO Funds: Multi-Manager Series (the “Trust”), we are requesting that the following 497 filing (Accession No. 0001193125-04-112105) which was filed in ERROR today, June 30, 2004, by RR Donnelley financial printers be withdrawn/retracted.

No fees are required in connection with this filing. Please direct any questions you may have with respect to this filing to me at the number indicated above or to Michael Doherty (at 212-497-3612) of this firm.

Very truly yours,

/s/ Gail B. Spayde

Gail B. Spayde